Exhibit 99.1

Investors Day New York City March 12, 2008 Investors Day ^ New York City ^ March 12, 2008

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect our current expectations and projections and involve known and unknown risks. We encourage you to read our reports filed with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2007, including the summary of risks that could cause actual results and future events to differ materially from those reflected in our forward-looking statements. Forward-Looking Statements

Introductions Carolyn Bartholomew Carl Frankel Jack Hockema Bill Murdy Tom Van Leeuwen Brett Wilcox Management Directors Joe Bellino Peter Bunin Martin Carter John Donnan Keith Harvey Jack Hockema Jim McAuliffe Dan Rinkenberger

Company Overview Jack Hockema Chairman, President and Chief Executive Officer

Richmond, VA Kaiser Aluminum Overview Los Angeles, CA Kalamazoo, MI (2009) Leading North American fabricated products company Broad offering of aluminum alloys and product forms Headquarters Drawn Products Forgings Extrusions Sheet & Plate Primary Products Foothill Ranch, CA Trentwood, WA Richland, WA London, Ontario Greenwood, SC Newark, OH Jackson, TN Tulsa, OK Sherman, TX Chandler, AZ Holyhead, Wales UK

Offering included non-strategic products Can stock Common alloy sheet & plate Castings Non-automotive forgings Forged truck wheels Expanded position in strategic applications Aerospace & Defense General Engineering Ground Transportation Exited non-strategic products 1996 2007 Continuing 357 548 Discontinued 364 Non-Strategic (monetized) Strategic Strategic (54% growth) Fabricated Products Portfolio Transition Focused On Demanding Applications Where We Have Competitive Strength 1996 Today

Investment Highlights Leading Position in Target Markets Focus on demanding applications where Kaiser has competitive strength Differentiation: supplier of choice, broad product offering Well-Positioned Growth Platform $244 million organic growth program Excellent platform for acquisition growth Financial Strength & Flexibility Significant capacity to fund growth Nearly $1 billion of tax attributes to shelter U.S. taxable income Strong and Experienced Management

Strong & Experienced Management Strong & Experienced Management Corporate Staff

Fabricated Products Operations Strong & Experienced Management

Agenda Financial Overview Products, Markets and Applications Kaiser Production System Kaiser Select(r) Heat Treat Products Common Alloy Products

Financial Review Joe Bellino Executive Vice President and Chief Financial Officer

Financial Strategy Ensure metal price neutrality Maintain financial strength and flexibility Pursue organic growth Employ EVA-based investment criteria

1 EBITDA is defined as Operating Income plus Depreciation and Amortization excluding 'other operating gains' 2 Refer to our 2007 10-K for additional detail on our tax attributes Financial Strength and Flexibility Strong operating cash flow (2007 EBITDA1 $180M) Financial capacity to fund additional growth initiatives No debt (target debt of 2 to 3 times EBITDA) Significant US tax attributes ($988 million2)

Consolidated Operating Income 2005 2006 2007 59.8 100.7 182 Operating Income Trend Strong results from both Fabricated Products and Primary Products Strong Earnings Growth

Fabricated Products Operating Income 2005 2006 2007 87 122 169 Operating Income Trend Step Change in Earnings Very strong growth in heat treat plate shipments Favorable product mix and value-added pricing

Primary Products Operating Income 2005 2006 2007 16 23 46 Operating Income Trend Step Change in Earnings 2007 results were exceptional Anglesey power contract expires in late 2009

2000 2001 2002 2003 2004 2005 2006 2007 2008F 2009F TRN 31 58 61.8 80 60 10 10 Maintenance: $12-16 million Significant Investments in Organic Growth Growth Platform - Capital Spending

Products & Markets Keith Harvey Vice President Sales & Marketing Aerospace & General Engineering Products

Products, Markets and Applications Overview Aerospace & High Strength General Engineering Custom Products

Sources for Profitable Growth Growing Markets Growing heat treat plate market Commercial aircraft builds, larger airframes and monolithic structures Growing automotive extrusion market Light-weighting and new CAFE standards Competitive Position Best-in-Class customer satisfaction Quality, delivery, lead time, service Broad product offering Kaiser Select(r) product differentiation Product Line Extensions

Served Markets Can Stock Other S&P Foil HT S&P East 9.94 7.78 2.8 1.08 Global Flat Rolled Product North American Extrusion Heat Treat Sheet & Plate GE TBT LV Industrial - Served Industrial Unserved B&C East 902 615 396 536 200 1851 Industrial Unserved Building & Construction Car & Light Truck General Engineering (rod, bar, tube) Truck, Bus & Trailer Kaiser Unserved Markets Foil Can Stock Other sheet & plate Focused On Demanding Applications Where We Have Competitive Strength Market size estimates from CRU, Aluminum Association, and Kaiser estimates (based on shipments) Kaiser Served Markets Industrial Served

Fabricated Mill Products Sheet Plate Pipe & Tube Rod & Bar Custom Extrusions Forgings

Applications

Applications Mix - Fabricated Products Aerospace/High Strength General Engineering Custom Products Revenue 39 40 21 % of 2007 Sales 1 Sheet, plate, rod, bar, pipe and tube products 2 Extruded profiles and forged products Focused On Demanding Applications Where We Have Competitive Strength

Service Centers Blue Chip Customer Base OEMs

Overview Aerospace & High Strength General Engineering Custom Products Outline: Products, Markets and Applications

Well-Positioned in Growing Aerospace Market Growing global market with high barriers to entry Strong market position Best-in-Class customer satisfaction Broad product offering Multiple long-term contracts with leading aerospace customers

Aero/High Strength Products Major Products 2/7 Plate 2/7 Sheet Cold Finish Rod & Bar Seamless Extruded Tube Drawn Tube Redraw Rod Forge Stock Broad Product Offering Selected Applications SABOT (MUNITIONS) AIRBUS A380 ALUMINUM BAT ECLIPSE VLJ

Kaiser Applications in Commercial Aircraft

Growing But Cyclic Global Commercial Aircraft Builds Strong Aerospace Outlook Several factors driving strong demand growth for aerospace plate Source: Kaiser estimates Source: Airline Monitor Jan/Feb 2008 Forecast 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Actual Build Projected Build Larger Airframes and Monolithic Design Monolithic Design Impact

Trend To Larger Aircraft Trend toward larger aircraft in nearly all product segments driven by: Globalization Economic Growth in Asia-Pacific Economies of Scale Airport Congestion Source: Airbus

Monolithic Design Impact Monolithic design machines away up to 90% of the plate to achieve final part Drives Step Change In Plate Consumption

Boeing 747-8 Wing Redesign Aluminum Is Being Re-Engineered Back Into Aircraft Applications Source: Boeing website Reference: Curtiss-Wright press release dated January 14, 2008

Secured Significant Multi-Year Plate Supply Agreements Major Aerospace Sales Contracts Commercial Aircraft Military Aircraft Commercial Aircraft Very Light Jet Regional Jets F-35 Joint Strike Fighter Business Aircraft

Aero/High Strength Channels to Market Typical Kaiser Aero/HS shipment mix Virtually All Aerospace is Contract Business OEM Through Service Providers OEM Direct Distributor Non-Contract Distributor Contract (backed by OEM) East 34 10 10 46 OEM (through service providers) OEM (direct) Distributor (non-contract) Distributor (contract, backed by OEM)

Well-Positioned in Growing Aerospace Market Growing global market with high barriers to entry Strong market position Best-In-Class customer satisfaction Broad product offering Multiple long-term contracts with leading aerospace customers

Outline: Products, Markets and Applications Overview Aerospace & High Strength General Engineering Custom Products

General Engineering Products/Applications Major Products 6x Plate 6x Sheet 6x Rod & Bar 6x Pipe & Tube Selected Applications Broad Product Offering SEMICONDUCTOR VACUUM CHAMBERS ARMORED VEHICLES TOOLING PLATE PARTS FROM SELECT(r) PRECISION ROD HYDRAULIC VALVE BODIES AIR CYLINDER TUBES

General Engineering Channels to Market Aligned with the Major Industry Leaders Virtually All General Engineering is Non-Contract Business Sold to Service Centers

Unique Position in the GE Served Market Best-in-Class Customer Satisfaction Kaiser Select(r) Broadest Product Offering for Service Centers Long-Term Customer Relationships #1 or #2 Position in Served Market Segments

Products & Markets Overview Aerospace & High Strength General Engineering Custom Products

Automotive & Light Truck Customers Blue Chip Customers Engineered Automotive Solutions

Automotive & Light Truck Applications Drive Shafts Focused On Demanding Applications Where We Have Competitive Strength Bumper Systems ABS Antilock Braking Systems

Growing Automotive Extrusion Market 5.5% CAGR1 of aluminum extrusions in light vehicles since 1995 CAFE legislation expected to accelerate demand growth Mandates a 40% improvement in fleet-wide fuel efficiency by 2020 1 Aluminum Association, Kaiser Aluminum estimates Driven by Light-Weighting for Fuel Efficiency

Well-Positioned in Automotive Extrusions Technical Strength Application engineering Metallurgical technology Research, development and engineering World-Class Automotive Manufacturing Capability Focused facilities Advanced manufacturing technologies Automotive culture Focused On Demanding Applications Where We Have Competitive Strength

Kaiser Fabricated Products Sales & Marketing Summary

Summary: Sales & Marketing Growing Markets Demanding Applications Blue Chip Customers Competitive Differentiation

Kaiser Production System Peter Bunin Vice President & General Manager Heat Treat Products

What Is The Kaiser Production System? Continuous Improvement Doing things better tomorrow than we are doing them today Deployment of Appropriate Tools to Achieve Significant Value Tool Value Lean (velocity) Reduced cycle time and inventory Six sigma (reduced variability) Improved quality and yield TPM (reliability) Improved quality, cost, inventory, delivery Kaiser Select(r) process Improved product performance TPM = Total Productive Manufacturing

Significant Improvement via KPS 1999 2004 2007 East 1 0.54 0.24 Plate Cycle Time Improvement (days) ~60% improvement Days, Indexed (1999=1.00) Sheet & Plate Claim Rate (%) ~75% improvement Customer Claim Rate, Indexed (1999=1.00) 1999 2004 2007 East 1 0.68 0.38

Kaiser Production System

Kaiser Select(r) Peter Bunin Vice President & General Manager Heat Treat Products

Kaiser Select(r) - What Is It? A Superior Product Engineered for specific applications Engineered to meet specific customer needs Resulting In Added Value to the Customer Improved customer end product Lower manufacturing costs

A Unique, Multi-Disciplined Approach Kaiser Select(r) Process/Products Application Engineering Equipment Design New Product Development Process Development Metallurgical Engineering Voice of the Customer Voice of the Customer Kaiser Select(r) - How Do We Do It?

Multi-Void Hollow Automotive Bumper Beam High-Performance Automotive Alloy Precision Machining Plate Lead-Free Free Machining Rod & Bar Alloy Kaiser Select(r) Precision Rod Kaiser Select(r) Manifold Bar High-Performance Baseball Bat Alloy Kaiser T-Form(r) Aerospace Sheet Examples of Kaiser Select(r) Products

Example: Kaiser T-Form(r) Aerospace Sheet Proprietary Chemistry Proprietary Manufacturing Process Customer cost savings of up to 50% Customer Fabrication Process Kaiser Select(r) Developments

Heat Treat Products Peter Bunin Vice President & General Manager Heat Treat Products

Heat Treat Products Introduction - Heat Treat Products Investment Update

World Class Heat Treat Product Capabilities Heat Treat Products - Facilities Drawn Products Extrusions Sheet & Plate Trentwood, WA Richland, WA Chandler, AZ Jackson, TN Newark, OH Heat Treat Rod & Bar Heat Treat Drawn Tube Heat Treat Sheet & Plate Casthouse

Heat Treat Products - 2007 Product Mix Sheet & Plate RBT Revenue 60 40 Based on 2007 3rd Party Sales Broad Product Offering for Technically-Demanding Aerospace and General Engineering Applications

Heat Treat Products Introduction - Heat Treat Products Investment Update

$139 Million Heat Treat Plate Expansion Expands product offering to include heavy-gauge plate More than doubles heat treat plate capacity KPS positions Kaiser to be industry leader for quality, cost and lead time Relative Heat Treat Plate Capacity 2005 2007 2008 2009 Baseline 1 1.6 2 2.2 ~1.6 1.0 ~1.9 ~2.2

Employing KPS in Heat Treat Plate Expansion Eliminates over 50% of the process steps Reduces the distance product travels in-plant by almost 50% Replaces batch processing with cellular processing and 'one-piece flow' Replaces manual handling with automation Employs Kaiser Select(r) processing Positions Kaiser for Industry Leadership in HT Plate

Horizontal Plate Heat Treat Furnace

Large Stretcher

Automated Handling Equipment

Summary Providing Value To Our Customers & Ourselves Kaiser Select(r) Kaiser Production System Heat Treat Products Broad offering of technically demanding products $139MM plate expansion Expands capacity and capability Positions Kaiser for industry leadership

Common Alloy Products Martin Carter Vice President & General Manager Common Alloy Products

Market & Participation Source: Aluminum Association, Kaiser estimates Ground Trans RBT Industrial Revenue 99 103 25 Focused on Market Segments with Demanding Applications North American Extrusion Market Kaiser Mix Common Alloy Shipments Car & Light Truck Industrial Served General Engineering (rod, bar, tube) Truck, Bus & Trailer GE TBT LV Industrial - Served Industrial Unserved B&C East 902 615 396 536 200 1851 Industrial Unserved Building & Construction Car & Light Truck General Engineering (rod, bar, tube) Truck, Bus & Trailer Custom Products Rod, Bar and Tube Products Industrial Served

Very limited capital investment Lack of talent and development Limited investment in processes and systems Little innovation "All things to all people" Features of Industry Strategy Low service levels Weak productivity Limited growth Few new products/markets Reduced profitability Result Industry Strategy

Our Strategy Best in Vision Best in Class Service Kaiser Select(r) Low Cost Broad range of capabilities from focused operations

World Class Automotive Capabilities Forgings Drawn Products Extrusions Casthouse London, Ontario Richmond, VA Tulsa, OK (2009) Sherman, TX Greenwood, SC Ground Transportation - Focused Facilities

World Class Rod, Bar and Tube Capabilities Extrusions Casthouse Richmond, VA General Engineering - Focused Facilities Los Angeles, CA Kalamazoo MI (2009)

Significant Value Stream Enhancements New Kalamazoo Kaiser Select(r) remelt / extrusion plant Tulsa conversion to Kaiser Select(r) automotive Los Angeles upgrade for Kaiser Select(r) and efficiency Sherman upgrade for Kaiser Select(r) and efficiency ~$100 Million Investment for Efficiency, Quality and Capacity

Current GE Rod/Bar Value Stream Los Angeles Sherman Tulsa Bellwood London Significant Opportunity for Cost Reduction and Improved Service and Quality Plainfield

Future Rod/Bar Value Stream Los Angeles Kalamazoo (2009) World Class KPS and Kaiser Select(r) Operations

Employing KPS in Rod/Bar Value Stream 153 Kalamazoo Industry Leadership through KPS and Kaiser Select(r) Recycled metal Reduced freight fuel consumption Energy efficiency Reduced CO2 emissions Environmental Impact Source: Kaiser estimates Productivity 250% Freight miles 75% Flow time 70% Capacity 25% Anticipated % Improvement

Competitor Kaiser Select(r) 7 10 30% Productivity Improvement Kaiser Select(r) Precision Rod Quality Improvement Better Hardness Better Consistency Better Surface Finish Better Anodizing Response Customer Benefits Proprietary Chemistry Proprietary Manufacturing Process Proprietary Equipment Design Kaiser Select(r) Developments

Summary - Common Alloy Products Selective participation in markets with demanding applications Differentiated by Kaiser's technologies and broad product offering Repositioning rod, bar and tube manufacturing for industry leadership

Company Overview Jack Hockema Chairman, President and Chief Executive Officer

Investment Highlights Leading Position in Target Markets Focus on demanding applications where Kaiser has competitive strength Differentiation: supplier of choice, broad product offering Well-Positioned Growth Platform $244 million organic growth program Excellent platform for acquisition growth Financial Strength & Flexibility Significant capacity to fund growth Nearly $1 billion of tax attributes to shelter U.S. taxable income Strong and Experienced Management